UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed By: The Registrant ☑    A Party Other Than The Registrant ☐

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-2

PACIFICNET INC.
(Name of Registrant as Specified In Its Charter)

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PACIFICNET INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 17, 2007

TO THE STOCKHOLDERS OF PACIFICNET INC:

The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the “Company”), will be held on October 17, 2007, at 1:00 p.m. (Beijing time), at the Company’s executive offices located at 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028, for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of  Kabani & Company, Inc., as the Company’s independent auditors;

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on August 20, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board of Directors,

/s/ Mike Fei
Name: Mike Fei
Title: Company Secretary & Corporate Counsel

Dated: August 20, 2007

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET OR, IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON

PACIFICNET INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 17, 2007

INTRODUCTION

Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on October 17, 2007, at 1:00 p.m. (Beijing Time), at the Company’s executive offices located at 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 and at any adjournment thereof (the “Annual Meeting”), for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Kabani & Company, Inc. as the Company’s independent auditors;

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set August 20, 2007 as the record date (the “Record Date”) to determine those holders of Common Stock, who are entitled to notice of, and to vote at, the Annual Meeting.

On or about August 30, 2007, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of  Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.pacificnet.com/proxy, in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you were a stockholder of record on the Record Date. On the Record Date, a total of 14,373,041 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

AM I A STOCKHOLDER OF RECORD?

If at the close of business on August 20, 2007 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record.

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In Proposal 1, we are seeking to elect seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In Proposal 2, we are seeking ratification of the appointment of Kabani & Company, Inc. as the Company’s independent auditors.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2. The Company appointed Kabani & Company, Inc. to serve as the Company’s independent auditors during fiscal year 2007. The Company elects to have its stockholders ratify such appointment.

HOW DO I VOTE BY PROXY?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy on the Internet.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

WHAT IF I RECEIVED A NOTICE OF AVAILABILITY OF PROXY MATERIALS?

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

IF I AM A STOCKHOLDER OF RECORD OF COMPANY SHARES, HOW DO I CAST MY VOTE?

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. If you received a Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go to www.voteproxy.com to complete an electronic proxy card.

•
To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on October 15, 2007 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposal 1, the election of all seven nominees for director, and “For” Proposal 2, the ratification of the selection of Kabani & Company, Inc. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Mike Fei, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the presence of a quorum and the vote total for each proposal and will have the same effect as “Against” votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.

WHAT IS THE QUORUM REQUIREMENT?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote are present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Proposal 2, shall be approved upon the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 14,373,041 shares of Common Stock outstanding and entitled to vote. No other voting securities were outstanding and entitled to vote as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If a request for a paper copy is made under the Notice, only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to Mike Fei, Secretary at the Company’s executive offices located at 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028. PacificNet’s telephone number is +86 (10) 59225000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of August 20, 2007 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES STOCK BENEFICIALLY OWNED(1)	% OF COMMON STOCK BENEFICIALLY OWNED
Sino Mart Management Ltd. (2) c/o ChoSam Tong 16E, Mei On Industrial Bldg.17 Kung Yip Street, Kwai Chung, NT, Hong Kong	1,851,160	12.88%

ChoSam Tong (3) 16E, Mei On Industrial Bldg. 17 Kung Yip Street, Kwai Chung, NT, Hong Kong	1,851,160	12.88%

Kin Shing Li (4) Rm. 3813, Hong Kong Plaza 188 Connaught Road West, Hong Kong	1,150,000	8.00%

Tony Tong	296,000	2.06%

Victor Tong	96,000	*

ShaoJian (Sean) Wang	16,000	*

Peter Wang	0	*

Michael Chun Ha	0	*

Tao Jin (9)	10,000	*

Jeremy Goodwin	0	*

Ho-Man (Mike) Poon	0	*

All directors and officers as a group (7 persons)	418,000	2.91%

* Less than one percent.

** The address for each beneficial owner not otherwise specified is: c/o PacificNet Inc., 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China,100028

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(2)	Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Messrs. Tony Tong and Victor Tong.
(3)	Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSam Tong.
(4)	Information obtained from the Schedule 13D/A filed by Mr. Kin Shing Li on October 14, 2003.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

One of our independent directors, Mr. Peter Wang, has indicated that he will not seek re-election due to time constraints with respect to his current position as chairman and director of another listed company. Mr. Ho-Man (Mike) Poon was nominated by our Nominating Committee on August 11, 2007 as a nominee for independent director, to replace Mr. Peter Wang.  Mr. Poon was originally recommended to our Nominating Committee by Mike Fei, our Secretary.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of August 20, 2007, and of our Independent Director Nominee.

Name	Age	Title
Tony Tong	39	Chairman and Chief Executive Officer
Victor Tong	36	President, Secretary, and Director
Daniel Lui	43	Chief Financial Officer
Shaojian (Sean) Wang	41	Director
Peter Wang	51	Independent Director (1)(3)
Michael Ha	37	Independent Director (2)(3)
Jeremy Goodwin	33	Independent Director (1)(3)
Tao Jin	38	Independent Director (1)(2)(3)
Ho-Man (Mike) Poon	34	Independent Director Nominee

____________

(1) Member of Audit Committee
(2) Member of Nominating Committee
(3) Member of Compensation Committee

There are no family relationships between or among any of our executive officers or our directors other than the relationship between Mr. Tony Tong and Mr. Victor Tong.

The following is a brief description of each board of director, key positions and brief biography:

MR. TONY TONG, is the Chairman, CEO, Executive Director, and co-founder of PacificNet since 1999. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, which was later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (NASDAQ:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on NASDAQ in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE:CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (NASDAQ:ADCT), a global supplier of telecom equipment. Mr. Tong’s R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by US Patent and Trademark Office) titled “Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management.” Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange: 0110.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong is the Vice Chairman (PRC) of Hong Kong Call Centre Association, a Fellow of Hong Kong Institute of Directors, a consultant on privatization and securitization for China’s State-owned Assets Supervision and Administration Commission (SASAC), and a frequent speaker for LexisNexis, a licensed Continued Professional Development (CPD) trainer, on China investment. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA. Tony Tong is the brother of Victor Tong.

MR. VICTOR TONG, is the President of PacificNet, and has served on our board as an Executive Director since 2002. Mr. Victor Tong gained his consulting, systems integration, and technical expertise through his experience at Andersen Consulting (now Accenture, NYSE:ACN), American Express Financial Advisors (IDS), 3M, and the Superconductivity Center at the University of Minnesota. In 1994, Mr. Victor co-founded Talent Information Management (“TIM”), a leading internet application development and consulting company in Minnesota. PacificNet.com was originally founded as an operating division of TIM. In 1997, Mr. Tong successfully sold GoWeb, an internet consulting division of TIM to Key Investment, a leading technology and media investment company owned by Vance Opperman, a billionaire in Minnesota who founded West Publishing. Mr. Tong became the President of KeyTech, a leading information technology consulting company based in Minnesota. In 1999, he was recognized in “City Business 40 Under 40” as one of the future business and community leaders in Minnesota. Mr. Tong won the Student Commencement Speaker Award and graduated with honors with a Bachelor of Science in Physics from the University of Minnesota. Mr. Tong was an adjunct professor at the College of Software of Beihang University, one of the top software colleges in China. Victor Tong is the brother of Tony Tong.

MR. DANIEL LUI, has served as Chief Financial Officer since March 1, 2007. Mr. Lui joined PacificNet with over 17 years of professional and commercial accounting experience, 7 years of which was in Mainland China. He carries the credentials of Chartered Accountant (Alberta, Canada) and CPA-inactive (Washington, USA). Mr. Lui was Vice President of Finance and Company Secretary of Fiberxon Inc., a leading communications subsystem maker, where he was in charge of Fiberxon’s Finance, Company Secretarial, and Information Technology departments from 2002 to 2007. Prior to joining Fiberxon, Mr. Lui was Chief Financial Officer of China Motion NetCom Ltd., a wholly owned subsidiary of China Motion Telecom International Limited, a Hong Kong Exchange listed company, engaged in long distance call resale business from 2000 to 2001.  Prior to that, Mr. Lui was Financial Advisory Services Manager of PricewaterhouseCoopers and Auditor at KPMG. Mr. Lui received his Bachelors of Business Administration degree from the University of Hawaii at Manoa in 1987 and Masters of Business Administration from University of Alberta in Canada in 1994.

MR. SHAOJIAN (SEAN) WANG, has served on our board as a Director since 2002. From 2002 to May 2006, Mr. Wang also served as Chief Financial Officer of PacificNet. Mr. Wang is now President and Chief Operating Officer of Hurray! Holding Co., Ltd. (NASDAQ:HRAY), a NASDAQ-listed Chinese VAS company. Previously, Mr. Sean Wang was COO and acting Chief Financial Officer (CFO) at GoVideo and Opta Corporation, a public listed consumer Electronics Company in the US controlled by TCL, a leading consumer electronics maker in China. From 1987 to 2002, he served as a country manager at Ecolab, Inc. and as the managing director at Thian Bing Investments PTE, Ltd. From 1993 to 2002, Mr. Wang served as managing director of Thian Bing Investments PTE, Ltd. where he managed the Singapore-based company’s multi-million dollar investment operations and identified strategic and investment opportunities. Mr. Sean Wang attended Peking University and received a BS in Economics from Hamline University and an MBA from Carlson School of Management, University of Minnesota.

MR. PETER WANG, has served on our board as an Independent Director since 2003. Mr. Wang is currently the Chairman and CEO of China Biopharma, Inc. (www.chinabiopharma.com.cn, OTCBB:CPBC, formerly Techedge Inc.), a fast growing developer, producer and distributor of human vaccine products in China, including human vaccines against influenza, hemorrhagic fever, and Japanese Encephalitis and the Chairman of Equicap, Inc. (OTCBB: EQPI.OB), a company  that develops and distributes diesel powers (engine and transmission) mainly in China. Mr. Wang was a co-founder of Unitech Telecom a telecom equipment manufacturing company (now named UTStarcom, NASDAQ:UTSI). Under his management, UTStarcom created the first digital loop carrier system and installed the first PHS system in China. As an entrepreneur, he has successfully co-founded and built other ventures in the US, including World Communication Group and World PCS, Inc. Mr. Wang has more than 20 years of experience in communication products and services. Mr. Wang is Co-Chairman of Business Advisory Council of the National Republican Congressional Committee. In 2004, Mr. Wang received the Outstanding 50 Asian Americans in Business award for his entrepreneurial achievement and technology leadership in the telecommunications industry. Mr. Wang holds a B.S. in Math & Computer Science and a M.S. in Electrical Engineering from University of Illinois, as well as an MBA in Marketing from Southeast-Nova University.

MR. MICHAEL CHUN HA, has served on our board as an Independent Director since 2003. Mr. Ha graduated from the Faculty of Law, University of Hong Kong in 1994 with a bachelor degree in law and was admitted as a solicitor of the High Court of the Hong Kong Special Administrative Region in 1997 and a solicitor of the Supreme Court of England and Wales in 1998. From 1995 to 2002, Mr. Ha worked as lawyer in a number of international and Hong Kong prestigious law firms, specializing in the areas of corporate finance, securities offerings, takeovers, cross-border mergers and acquisitions, venture capital, corporate restructuring, regulatory and compliance issues, project finance, and general commercial transactions and services in Hong Kong and the People’s Republic of Hong Kong. In 2002, Mr. Ha commenced his own practice in the trade name of “Ha and Ho Solicitors” and the firm specializes in the areas of general commercial transactions, corporate finance and civil and criminal litigations. Mr. Ha is also the company secretary of, Shanxi Central Pharmaceutical International Company Limited, a Hong Kong main board listed company from year 2000 and a director of a private investment company, Metro Concord Investment Limited, from year 2002.

MR. JEREMY GOODWIN, has served on our board as an Independent Director since December 24, 2004. Jeremy Goodwin is founder of China Diligizer and Managing Partner of 3G Capital Partners. He began his career in 1995 at Mees Pierson Investment Finance S.A. in Geneva, Switzerland where he supported the fund’s private placement/private equity finance team. Noteworthy transactions executed by the group included assistance on the placements of the $1.2 Billion Carlyle Partners II Limited Partnership. In 1997 he went to work for the then parent institution, ABN Amro, in Beijing, China. In 1999, Mr. Goodwin was employed with ING Barings in London as an International Associate. Mr. Goodwin received his BS from Cornell University in 1996 in conjunction with the Institute of Higher International Studies in Geneva, Switzerland. He later pursued his advanced degree with Princeton University with a concentration in Chinese affairs which he completed at the prestigious Nanjing Chinese Studies Center of the Johns Hopkins School of Advanced International Studies. Jeremy is fluent in written and spoken Mandarin Chinese, French and has working knowledge of Dutch.

MR. TAO JIN, has served on our board as an Independent Director since January 6, 2005. Mr. Jin is a resident partner at Jun He Law Offices (www.JunHe.com), a leading Chinese law firm specializing in commercial legal practice with over 160 lawyers and offices in Beijing, Shanghai, Shenzhen, Dalian, Haikou and New York. Founded in April 1989, Jun He was one of the first private law firms formed in China, and has been a pioneer in the re-established Chinese legal profession with a focus in representing foreign clients in business activities throughout China. Over the past few years, Jun He has been honored a number of times as one of the best law firms in China by the Ministry of Justice of China. With a team of more than 160 well-trained lawyers, Jun He is one of the largest and most established law firms in China. Prior to joining Jun He, Mr. Jin served as Vice President and Assistant General Counsel of J.P. Morgan Chase Bank, as the head legal counsel for capital markets transactions in Asia, and for JPMorgan’s M&A transactions in China. Mr. Jin joined Jun He as a partner in 2005. >From 1999 to 2002, Mr. Jin served as a Senior New York Qualified Lawyer for Sullivan & Cromwell, which represented China Unicom, PetroChina and China Telecom in their IPO’s and dual listings in New York and Hong Kong. From 1996 to 1999, Mr. Jin served as Associate Lawyer for Cleary, Gottlieb Steen & Hamilton, which represented various Fortune 500 companies and investment banks in public and private securities offerings and M&A activities. Mr. Jin received his Juris Doctor in 1996 with high honors from Columbia University, and received B.S. in Psychology in 1990 from Beijing University.

MR. HO-MAN (MIKE) POON, is a nominee for independent director of PacificNet. Mr. Poon is a Chartered Financial Analyst (CFA). He is the first session graduate of the EMBA course of the Tsinghua University and holds a Bachelor degree from the University of Hong Kong. He has been registered as dealing director and investment advisor since 2002. He has over 11 years experience in the equity and capital markets of the Greater China Region, ranging from direct investment, fund management, securities brokerage and financial advisory. He is experienced in deal structuring, especially in relation to transactions of the listed companies in Hong Kong. Since 2002, he has served  as the Chairman and the Chief Executive Officer of the Friedmann Pacific group of companies, which is a private financial groups covering investment, securities brokerage and financial services. He is a member of the Hong Kong Society of Financial Analyst and the member of the Hong Kong Institute of Directors.

REQUIRED VOTE AND NOMINATING COMMITTEE RECOMMENDATION

Directors are elected by a plurality of the votes properly cast in person or by proxy. The seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven named nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee selected by the Nominating Committee of the Board of Directors.

THE NOMINATING COMMITTEE RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

CORPORATE GOVERNANCE

Board Of Directors

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required.

Our Board of Directors has determined that each of Messrs. Peter Wang, Ha, Goodwin, Jin and Poon are considered independent under Section 121(B) (as currently applicable to the Company) of the listing standards of The NASDAQ Stock Market.

Audit Committee

The Board of Directors has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Tao Jin, Jeremy Goodwin and Peter Wang, each of whom are considered independent under the listing standards of The NASDAQ Stock Market.

The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include: nominating the Company’s independent auditors and reviewing any matters that might impact the auditors’ independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company’s system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company’s internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors’ services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers’ expense accounts and perquisites, including their use of corporate assets. A copy of the Audit Committee charter is available on the Company’s website at www.pacificnet.com.  The Audit Committee met four times during 2006.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable listing standards of The NASDAQ Stock Market. The Committee operates pursuant to a Charter that was approved by the Board in fiscal 2002. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

The Audit Committee

Jeremy Goodwin
Tao Jin
Peter Wang

May 10, 2007

(1)
The material in the Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Nominating Committee

The Board of Directors has a standing nominating committee.  Messrs. Michael Ha and Tao Jin, are members of the Nominating Committee.  The Nominating Committee Charter is not available on the Company’s website. A copy of the Nominating Committee Charter was included in the proxy statement for the Annual Meeting held on December 30, 2005.

Process For Recommending, Identifying and Evaluating Nominees For Directors

The Nominating Committee will accept recommendations for potential nominees for director from any reasonable source, including current Board members, officers, stockholders, employees, professional search firms or other persons. Anyone, including stockholders, wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of PacificNet Inc, c/o PacificNet Beijing office: 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028. The Nominating Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee will not evaluate a nominee differently based on whether the nominee was recommended by a stockholder. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.

Mr. Ho-man (Mike) Poon, a nominee for independent director, was recommended to the Nominating Committee by Mike Fei, our Secretary .

Qualifications of Candidates

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met by a nominee. They will not evaluate candidates differently based on who has made the recommendation.

Compensation Committee

Our compensation committee currently consists of Messrs. Ha, Jin, and Goodwin, who are all independent directors.  The Compensation Committee’s charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. The Compensation Committee met two times during 2006.

A copy of the Compensation Committee charter is included as Appendix I to this proxy statement.  The goal of the Compensation Committee’s policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining executives.  The Compensation Committee may not delegate this authority to any other persons.  Mr. Tony Tong may recommend to the Compensation Committee, the amount and form of executive officer compensation, other than his own. The Compensation Committee has not retained any compensation consultants to assist in determining or recommending executive officer and director compensation.

Compensation Committee Interlocks And Insider Participation

            The members of our Compensation Committee of the Board of Directors were Messrs. Goodwin, Ha, Tao and Peter Wang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

TRANSACTIONS WITH RELATED PERSONS

There were no transactions, or currently proposed transactions in an amount exceeding $120,000, since the beginning of the Company’s last fiscal year in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case, who had access, at our expense, to our attorneys or independent legal counsel.

BOARD AND ANNUAL STOCKHOLDER MEETINGS

The Board of Directors held eleven meetings during 2006. No director attended fewer than 75% of the meetings of the Board or any committee of which the director was a member.

The Board of Directors encourages all of its members to attend the Company’s annual meeting, whether in person or by telephone conference call, so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Nominating Committee when determining those Board members who will be recommended to the Board of Directors for re-election. One of the Board members attended the 2006 Annual Meeting held on December 15, 2006.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o PacificNet Beijing office: 23/F, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 or send an e-mail to BoardofDirectors@PacificNet.com. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that the following executive officers and directors failed to timely file Form 4’s: Tony Tong failed to timely file Form 4’s, one Form 4 reporting the exercise of a stock option and three Form 4’s each reporting the grant of stock options; Victor Tong failed to timely file Form 4’s, one Form 4 reporting the exercise of a stock option and four Form 4’s each reporting the grant of stock options; Shaojian Wang failed to timely file Form 4’s, two Form 4’s each reporting the exercise of stock options and three Form 4’s each reporting the grant of stock options; Michael Chun Ha failed to timely file Form 4’s, one Form 4 reporting the exercise of an option and three Form 4’s each reporting the grant of stock options; Peter Wang failed to timely file three Form 4’s each reporting the grant of stock options; Jeremy Goodwin failed to timely file three Form 4’s each reporting the grant of stock options and Tao Jin failed to timely file three Form 4’s each reporting the grant of stock options.

EXECUTIVE COMPENSATION

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, and paid to each of our executive officers listed in the Summary Compensation Table below (the "named executive officers") during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative primarily for the last completed fiscal year, but we have also described compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.

The compensation committee currently oversees the design and administration of our executive compensation program.

Objectives and Philosophy

In General. The objectives of our compensation programs are to:

•	Provide our executive officers with both cash and equity incentives to motivate them to further the interests of the company and our stockholders
•	Provide employees with long-term incentives to assist in creating a culture of corporate ownership, which we believe will assist in retaining these employees
•	Provide stability during our growth stage

Generally, the compensation of our executive officers is composed of an annual base salary annual incentive compensation and equity awards in the form of stock options, other benefits and perquisites, post-termination severance and acceleration of stock option vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits. In setting base salaries, the compensation committee generally reviews the individual contributions of the particular executive. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of our common stock over time. Our philosophy is to aggregate these elements so that they reach at a level that is commensurate with our size and sustained performance.

Elements of Compensation

Compensation consists of following elements:

Base Salary. Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry for similar positions, and the other elements of the executive officer’s compensation, including stock-based compensation. Our intent is to target executive base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased annually to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Based on publicly available information, we believe that the base salaries established for our executive officers are comparable to those paid by similar companies in our industry.

Annual Bonuses. Our executive officers and certain other employees are eligible for annual cash bonuses, which are paid at the discretion of our compensation committee. The employment agreement with our executive officers do not provide for minimum bonuses. The determination of the amount of annual bonuses paid to our executive officers generally reflects a number of subjective considerations, including the performance of our company overall and the contributions of the executive officer during the relevant period.

Incentive Compensation. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of stock-based awards. Our 2006 Stock Option Plan permits the grant of stock options, restricted stock, stock appreciation rights, and performance-based stock awards. Under power delegated by our Board, the Compensation Committee of the Board has the authority to award incentive compensation to our executive officers, employees, consultants and directors in such amounts and on such terms as the committee determines in its sole discretion.

Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. Incentive compensation is intended to compensate executive officers, employees, consultants and directors for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives are expected to vary depending on the individual executive, but are expected to relate generally to strategic factors such as expansion of our services and to financial factors such as improving our results of operations. The actual amount of incentive compensation for the prior year will be determined following a review of each executive’s individual performance and contribution to our strategic goals conducted during the first quarter of each year. Specific performance targets used to determine incentive compensation for each of our executive officers in 2007 have not yet been determined.

Other Compensation. Each employment agreement provides the executive with certain other benefits, including reimbursement of business and entertainment expenses and housing allowance. Each executive is eligible to participate in all benefit plans and programs that are or in the future may be available to other executive employees of our company, including any profit-sharing plan, thrift plan, health insurance or health care plan, disability insurance, pension plan, supplemental retirement plan, vacation and sick leave plan, and other similar plans. The compensation committee in its discretion may revise, amend or add to the officer’s executive benefits and perquisites as it deems advisable. We believe that these benefits and perquisites are typically provided to senior executives of similar companies.

Compensation Committee Report

Our compensation committee has certain duties and powers as described in its charter. The compensation committee is currently composed of the four independent directors named at the end of this report, each of whom is independent as defined by the NASDAQ Global Market listing standards.

The compensation committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in our Proxy Statement to be filed with the SEC.

Compensation Committee of the Board of Directors
Michael Ha, Chairman
Jeremy Goodwin
Jin Tao
Peter Wang

This report shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company’s last three fiscal years to each named executive officer.

Name and Principal Position	Year	Salary ($)		Housing Allowance	Option Awards ($) (1)	All Other Compensation	Total ($)
Tony Tong, Chairman, Chief Executive Officer and Director	2006	$100,000			$21,552		$121,552
Joe Levinson, Chief Financial Officer	2006	$40,000	(2)				$40,000
Victor Tong, President and Director	2006	$48,000		$24,000	$21,552		$93,552

1)
Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123R with respect to 2006. On December 15, 2006, the board of directors cancelled all options granted in 2005 and 2006.

2)	Mr. Levinson resigned as our Chief Financial Officer on February 9, 2007.

Employment Agreements

On March 25, 2003, we entered into an Executive Employment Contract with Victor Tong. Mr. Tong currently serves as our President. The employment agreement provides for Mr. Tong to earn an annual base salary of $48,000 in cash, plus $10,000 in stock compensation annually until January 1, 2006. Mr. Tong is also eligible for an annual bonus for each fiscal year during the term of his contract based on performance standards as the compensation committee may deem appropriate. Mr. Tong is entitled to receive a monthly housing allowance of $2,000 and a monthly automobile allowance of $500. Mr. Tong’s employment contract was renewed for a period of three years through December 30, 2008, starting from the expiration of the previous employment contract which ended on December 30, 2005. Mr. Tong’s annual base salary was also increased to $100,000 on October 29, 2006.

On December 30, 2002, we entered into an Executive Employment Contract with Tony Tong. Mr. Tong currently serves as our Chief Executive Officer. The employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash, plus $60,000 in stock compensation annually until April 1, 2005. Mr. Tong is also eligible for an annual bonus for each fiscal year during the term of his contract based on performance standards as the Board or compensation committee designates. Mr. Tong is entitled to receive a monthly housing allowance of $2,500, monthly automobile allowance of $500, tax preparation expenses of $2,000 per year, and cash bonus based on our net profit. Mr. Tong’s employment contract was renewed for a period of three years through December 30, 2008, starting from the expiration of the previous employment contract which ended on December 30, 2005.

On August 3, 2006, the Company entered into a consulting services agreement with Levinson Services Partners, of which Joe Levinson, the Company’s former Chief Financial Officer is manager, which set forth Mr. Levinson’s duties as the Chief Financial Officer of the Company and the terms of his compensation. The agreement was for a term of three (3) years commencing on September 5, 2006. The consulting agreement provided that Mr. Levinson was to receive an annual base salary of $120,000, plus stock options to purchase up to 12,000 shares of Company common stock per year, vesting in equal installments over a 10 month period, and stock options granted on an annual basis which vest only if the stock price of PacificNet common stock reaches certain thresholds. Mr. Levinson was also to be reimbursed for expenses. The consulting agreement was terminated as a result of Mr. Levinson’s resignation as Chief Financial Officer on February 9, 2007.

Grants of Plan-Based Awards

During the fiscal year ended December 31, 2006, options were issued to the named executive officers to purchase 70,000 shares of common stock in the aggregate. On December 15, 2006, our board of directors decided to cancel all options previously granted in 2005 and 2006, due to the increasing cost to administer stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Tony Tong, CEO	75,000	-	-	$2.00	7-26-2007
Victor Tong, President	75,000	-	-	$2.00	7-26-2007
Joseph Levinson, CFO	-	-	-	-	-

Option Exercises and Stock Vested

The following table summarizes stock option exercises by our named executive officers in 2006.

	Option Awards
Name/ Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Tony Tong, CEO	90,000	$193,500
Victor Tong, President	90,000	$198,000
Joseph Levinson, CFO	-	-

1998 Incentive Stock Option Plan

Administration of the 1998 Plan

2,000,000 shares of common stock are reserved under the PacificNet, Inc. 1998 Stock Option Plan (the “1998 Incentive Plan”) for issuance upon exercise of stock options. . The 1998 Incentive Plan provides for a term of ten years from the date of its adoption by the board of directors (unless the Incentive Plan is earlier terminated), after which no awards may be made.   The 1998 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the “Committee”), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1998 Plan. Options granted under the 1998 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options.

Options

Options granted under the 1998 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Transferability of Options.

The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

Term; Amendments

The 1998 Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the 1998 Plan; provided that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the 2005 Plan will affect an award which is outstanding at the time of the termination or suspension.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 1998 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the 1998 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

2005 Equity Incentive Plan

Awards

The 2005 Equity Incentive Plan (the “2005 Plan”) provides for the grant of options and stock appreciation rights (“SARs”) of up to an aggregate of 2,000,000 shares of Common Stock to directors, officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2005 Plan.

Administration of the 2005 Plan

The 2005 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2005 Plan, to determine the persons to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2005 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2005 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Limitation on number of Awards.

Among other things, in order for the grant of stock options and SARs to qualify as performance-based compensation and be excluded from the Company’s corporate income tax deduction cap of $1,000,000 per year for its Named Executive Officers, as set forth in Section 162(m) of the Code, the stockholders must approve the maximum number of shares of common stock that can be issued to any one person under the Plan in any calendar year. The number of shares of Common Stock for which stock options or SARs may be granted to a participant under the 2005 Plan in any calendar year cannot exceed 500,000.

Options

Options granted under the 2005 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights.

Stock appreciation rights may be granted under our 2005 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The Committee determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof. Stock appreciation rights expire under the same terms that apply to stock options.

Additional Terms

Except as provided in the 2005 Plan, awards granted under the 2005 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their guardian or legal representative. Each award agreement will specify, among other things, the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Company may require a participant to pay the Company the amount of any required withholding in connection with the grant, vesting, exercise or disposition of an award. A participant is not considered a stockholder with respect to the shares underlying an award until the shares are issued to the participant.

Term; Amendments

The 2005 Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the 2005 Plan; provided that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the 2005 Plan will affect an award which is outstanding at the time of the termination or suspension.

Certain Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under current tax law of options and stock appreciation rights. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

Options. A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

Stock Appreciation Rights. Generally, no taxable income is realized upon the grant of an SAR. Upon exercise, the holder of the SAR is taxed at ordinary income tax rates on the amount of any cash and the fair market value of any stock received.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant’s regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Option Exercises and Stock Vested

The following table summarizes stock option exercises by our named executive officers in 2006.

	Option Awards		Stock Awards
Name/ Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Tony Tong, CEO	90,000	$193,500	-	-
Victor Tong, President	90,000	$198,000	-	-
Joseph Levinson, CFO	-	-	-	-

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The compensation committee may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests.

Non-Employee Director Compensation

Name of Director	Year	Fees Owed or Paid in Cash	Option Awards ($) (1)	All other compensation ($)	Total($)
ShaoJian (Sean) Wang	2006	-	$12,316	-	$12,316
Peter Wang	2006	-	$9,237	-	$9,237
Michael Ha	2006	-	$9,237	-	$9,237
Tao Jin	2006	-	$9,237	-	$9,237
Jeremy Goodwin (2)	2006	$10,000	-	-	$10,000

(1)
Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123(R). On December 15, 2006, the board of directors cancelled all options granted in 2005 and 2006.

(2)	As per Mr. Goodwin’s request the director fees for 2006 were paid in cash.

COMPENSATION OF DIRECTORS

Directors’ Fees. All of the Company’s directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is paid a sign-on bonus of 10,000 stock options of common stock of the Company. Each director is also entitled to US$500 for each board meeting that such director attends in person, by conference call, or by committee action and US$200 for each committee meeting, payable by cash, common stock or stock options of the Company, at the option of the Company.

Annual Retainer Fee. Each director is paid an annual retainer fee of US$10,000 in the form of common stock or stock options of the Company. Such retainer fee is paid semi-annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Kabani & Company, Inc. (“Kabani”) has served as our independent auditors since February 2007 and audited our financial statements for the fiscal year ended December 31, 2006.  The Board of Directors has appointed Kabani to continue as our independent auditors for the fiscal year ending December 31, 2007.  A representative from Kabani will be present by telephone at the Annual Meeting to respond to appropriate questions.  The representative will also have the opportunity to make a statement if he so desires.

Our former auditors, the firm of Clancy and Co., P.L.L.C. (“Clancy”) served as our independent auditors from 2001 to January 2007.  No representative from Clancy is expected to be present at the Annual Meeting.  Attached as Appendix II, is a statement from Clancy with respect to our disclosure set forth below regarding Clancy’s resignation .

On January 18, 2007, we were verbally informed by Clancy that it was resigning from its engagement, which resignation was effective immediately. Clancy provided written confirmation to us on January 19, 2007.

The reports of Clancy for the years ended December 31, 2005 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Company and Clancy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the two fiscal years of the Company ended December 31, 2004 and 2005 and subsequently up to the date of resignation which disagreements, if not resolved to Clancy’s satisfaction, would have caused Clancy to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On February 7, 2007, our audit committee approved the appointment of Kabani as our new independent public accountant. Kabani was engaged by the Company on the same day. We had not consulted with Kabani on any matters described in Item 304(2) of Regulation S-K during the two most recent fiscal years or subsequently up to the date of Kabani’s engagement. Kabani conducted the audit of our financial statements for the fiscal year ended December 31, 2006.

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on services that are normally provided by the auditor in connection with statutory and regulatory filings for the fiscal years ended December 31, 2006 and 2005.

Although Kabani was engaged by us subsequent to the fiscal year ended December 31, 2006, Kabani performed the audit of our annual financial statements for the year ended December 31, 2006. Aggregate fees billed to us by Kabani for such audit services was $150,000.

Aggregate fees billed to us by Clancy are as follows:

	2006	2005
Audit Fees	$150,000	$182,400

Audit-Related Fees

Audit-related fees are fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

Aggregate fees billed to us by Kabani for audit-related services with respect to the audit of our financial statements for the fiscal year ended December 31, 2006 was $31,200.

There were no audit-related fees billed to us by Clancy in the last two fiscal years.

Tax Fees

Tax fees are fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no tax fees billed to us by Kabani or Clancy in the last two fiscal years.

All Other Fees

All other fees comprise fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees or tax fees.  We were not billed for any other fees by Kabani or Clancy in the last two fiscal years.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the audit commences.

The Audit Committee pre-approved all of the audit-related services that were provided to the Company by Kabani.  None of the audit-related services were performed by persons other than Kabani’s full-time, permanent employees.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2007 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s By-Laws. The Company’s By-Laws do not contain such an advance notice provision. For the Company’s Annual Meeting of Stockholders to be held in 2008, stockholders must submit such written notice to Mike Fei, the Secretary of the Company, at the Company’s executive offices, on or before July 16, 2008.

Stockholders of the Company wishing to include proposals in the proxy material for the Annual Meeting of Stockholders to be held in 2008, must submit the same in writing so as to be received by Mike Fei, the Secretary of the Company at the Company’s executive offices, on or before May 2, 2008. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.pacificnet.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 20, 2007. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Mike Fei
Name:  Mike Fei
Title:  Company Secretary & Corporate Counsel

August 20, 2007

APPENDIX I

PACIFICNET INC.
COMPENSATION COMMITTEE CHARTER

The Compensation Committee of the Board of Directors of PacificNet Inc. (the “Board”) shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading, or which directors shall constitute the majority of the directors of the Board meeting the independence requirements and standards established from time to time by the SEC and any such securities exchange on which the Company’s securities are listed or quoted for trading.  The Board shall designate one member of the Compensation Committee to be the Chairperson.  The Compensation Committee shall meet at least once a year.

The purpose of the Compensation Committee shall be to assist the Board in determining the compensation of the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and other officers of the Company (collectively, the “Officers”).

In furtherance of this purpose, the Compensation Committee shall have the following authority and responsibilities:

1.      Annually review the Company’s corporate goals and objectives relevant to the Officers’ compensation; evaluate the Officers’ performance in light of such goals and objectives; and, either as a Compensation Committee together with the other independent directors (as directed by the Board), determine and approve the Officers’ compensation level based on this evaluation.  In determining the long-term incentive component of the Officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to the Officers at comparable companies, and the awards given to the Company’s Officers in past years.

2.      Annually review and make recommendations to the Board with respect to non-CEO and non-CFO compensation.  The Compensation Committee shall attempt to ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforces business strategies and objectives for enhanced stockholder value, and is administered in a fair and equitable manner consistent with established policies and guidelines.

3.      Administer the Company’s incentive-compensation plans and equity-based plans, insofar as provided therein.

4.      Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans.

5.      Approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

6.      Review and assess the adequacy of this charter annually.

7.      Prepare a report on executive compensation as required to be included in the Company’s proxy statement or annual report on Form 10-K, Form 10-KSB or equivalent, filed with the SEC.

The Compensation Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.  The Chief Executive Officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that membership on the Compensation Committee by the individual is required in the best interests of the Company and its stockholders.  In such event, the Board will disclose in the Company’s next annual proxy statement (or in its next annual report on SEC Form 10-K, 10-KSB or equivalent if the Company does not file an annual proxy statement), subsequent to such determination, the nature of that director’s relationship with the Company and the reasons for that determination.  A member appointed under this exception may not serve longer than two years.

The Compensation Committee shall have the authority retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Compensation Committee shall have sole authority to approve related fees and retention terms.

The Compensation Committee shall report its actions and recommendations to the Board after each committee meeting.

APPENDIX II

CLANCY AND CO., P.L.L.C.
SCOTTSDALE ATRIUM PROFESSIONAL BUILDING
14300 N. NORTHSIGHT BLVD.
SUITE 107
SCOTTSDALE, AZ 85260

Via email and facsimile

July 25, 2007

Tahra Wright, Attorney
Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154

RE:	PACIFICNET INC. – SCHEDULE 14A PROXY STATLYIENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Dear Tahra,

In response to your request of July 18, 2007, we have reviewed the draft disclosure under Proposal #2 of the 2007 proxy statement of PacificNet Inc. (“PacificNet” or the “Company”). We believe the draft is incomplete because it fails to disclose the following material events occurring subsequent to our resignation as auditors for the Company:

1.	The audit opinions of Clancy and Co., P.L.L.C. for the two-year period ending December 31, 2005 were withdrawn due to concerns surrounding the Company’s stock option accounting practices.

2.	The Company failed to timely file an SEC Form 8-K following the withdrawal of those opinions.

3.	The SEC Form 8-K that the Company eventually filed on March 22, 2007 was misleading, as we identified in our letter to the SEC pursuant to Item 4.02(c)(2) of Form 8-K, dated April 6, 2007.

4.
Although we requested management of the Company to conduct an independent investigation concerning the Company’s stock option. accounting practices, the investigation and the resulting report were deficient in numerous, significant respects, as identified in our letter to the Audit Committee dated May 21, 2007.

/s/ Clancy and Co.

cc:           via email only – Norwood Beveridge, Mitchell Nussbaum, Tony Tong, Victor Tong,Hamid Kabani, Maureen Beyers

PACIFICNET INC. PROXY
FOR ANNUAL MEETING TO BE HELD ON OCTOBER 17, 2007

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Availability of Proxy Materials and hereby appoints Mike Fei and Daniel Lui, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (Hong Kong Time) at the Company’s executive offices located at 23/F, Building A, TimeCourt, No. 6 Shuguang Xili, Chaoyang District, Beijing China 10028 on October 17, 2007, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

1. Elect seven (7) Directors
	Tony Tong	Victor Tong	ShaoJian (Sean) Wang
	Tao Jin	Jeremy Goodwin	Michael Chun Ha
Ho-Man (Mike) Poon

[ ]	FOR all nominees listed above (except those	[ ]	WITHHOLD AUTHORITY to
	whose names or numbers have been written on		vote for all nominees
	the line below)		listed above

2. Proposal to ratify the appointment of Kabani & Company, Inc., as the Company’s independent auditors.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:__________, 2007

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.